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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, and accompanies the quarterly report on Form 10-Q for the quarter ended September 30, 2004 (the "Form 10-Q") of Dearborn Bancorp, Inc. (the "Issuer").

     I, Michael J. Ross, President and Chief Executive Officer of the Issuer, certify that:

     (i)  The Form 10-Q fully complies with the requirements of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (ii) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Dated: November 10, 2004
                                               /s/ Michael J. Ross
                                       -------------------------------------
                                                 Michael J. Ross
                                       President and Chief Executive Officer,
                                               Dearborn Bancorp, Inc.